Rule 497(e)
File Nos. 333-144503
and 811-22091

Executive Benefit VUL II – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company of New York
in connection with its COLI VUL-2 Series Account

Supplement dated May 14, 2014 to the
May 1, 2014 Prospectus

Please note the following change to your Prospectus.

Effective immediately, as a result of a reorganization which was effective on April 25, 2014, the reference to the American Century VP Vista Fund in the Prospectus is deleted in its entirety and replaced with the following:

American Century Investments VP Capital Appreciation (Class I Shares) The Fund seeks capital growth.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2014.

Please keep this Supplement for future reference.

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